AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUES

FROM

ENERJEX KANSAS, INC. AND DD ENERGY, INC.

(individually and collectively, Mortgagor and Debtor)

TO

TEXAS CAPITAL BANK, N.A.

(Mortgagee and Secured Party)

FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE MAILING ADDRESS OF EACH MORTGAGOR/DEBTOR IS 7300 W. 110TH STREET, 7TH FLOOR, OVERLAND PARK, KANSAS 66210; THE MAILING ADDRESS OF MORTGAGEE/SECURED PARTY IS ONE RIVERWAY, SUITE 2450, HOUSTON, TEXAS 77056.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, WILL BE FINANCED AT WELLHEADS LOCATED ON THE LANDS OR LANDS ASSOCIATED WITH PIPELINE DESCRIBED IN EXHIBIT A-1 AND EXHIBIT A-2 HERETO.

PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BE AFFIXED TO THE LANDS OR LANDS ASSOCIATED WITH PIPELINE DESCRIBED IN EXHIBIT A-1 AND EXHIBIT A-2 HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT TO THE EXTENT PERMITTED UNDER KANSAS LAW. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS AND INDEXED AS BOTH A MORTGAGE AND A FINANCING STATEMENT.

*********************************

This instrument was prepared by Ephraim del Pozo, PORTER & HEDGES, L.L.P., 1000 Main Street, 36th Floor, Houston, Texas 77002.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of each Mortgagor which are described in Exhibit A-1 and Exhibit A-2 hereto.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

PORTER & HEDGES, L.L.P.

1000 Main Street, 36th Floor

Houston, Texas 77002

Attn: Ephraim del Pozo

1346039v5

AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

(THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

ARTICLE I

GRANT OF LIENS AND SECURITY INTERESTS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation, whose mailing address is 7300 W. 110th St., 7th Floor, Overland Park, Kansas 66210, and DD ENERGY, INC., a Nevada corporation (individually, “Mortgagor” and collectively, “Mortgagors”), whose mailing address is 7300 W. 110th St., 7th Floor, Overland Park, Kansas 66210, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt, effective as of July ___, 2008, have granted, bargained, sold, conveyed, transferred and assigned, and by these presents do GRANT, BARGAIN, WARRANT, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN AND SET OVER to TEXAS CAPITAL BANK, N.A., a national banking association, whose address is One Riverway, Suite 2450, Houston, Texas 77056, (“Mortgagee”), for itself, the Banks (as defined in the Credit Agreement), and for any Approved Counterparty (as defined in the Credit Agreement) under an Intercreditor Agreement (as defined in the Credit Agreement), all of Mortgagors’ rights, titles, interests and estates in and to the following property, whether real, personal or mixed, whether now owned or hereafter acquired under law or in equity (collectively, the “Mortgaged Property”); the inclusion of certain specific types and items of property and interests in one or more of the following Paragraphs are not intended in any way to limit the effect of the more general descriptions:

OIL AND GAS PROPERTIES

A.        All of Mortgagors’ respective present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagors, in and to those certain oil, gas and mineral leases, mineral interests, mineral servitudes, royalty interests, overriding royalty interests, production payments, net profits interests, fee interests, carried interests, reversionary interests and all other rights, titles, interests or estates described on Exhibit A-1 attached hereto and made a part hereof or in, on or under any lands described or referred to on Exhibit A-1 (the “Lands”), whether such rights, titles, interests or estates or such Lands are correctly described therein or not (all of which rights, titles, interests and estates described in this Paragraph A are hereinafter included within the term “Subject Interests”). The term “oil, gas and mineral leases,” as used in this instrument and in Exhibit A-1 includes, in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor’s agreements and extensions, amendments, ratifications and subleases of all or any of the foregoing, all as may be appropriate.

B.        All of Mortgagors’ respective present and future rights, titles, interests and estates, now owned or hereafter acquired by Mortgagors, in and to present and future drilling, spacing, proration or production units, as created by the terms of any unitization, communitization and pooling agreements and orders, and all properties, property rights and

1346039v5

estates created thereby which include, belong or appertain to the Subject Interests, including, without limitation, all such units formed voluntarily or under or pursuant to any Law relating to any of the Subject Interests. As used herein, the term “Law” means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Tribunal, and the term “Tribunal” means any court or governmental department, commission, board, bureau, agency, or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

C.        All present and future oil, gas, casinghead gas, drip gasoline, natural gasoline, distillate, all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, all products, by-products and all other substances derived therefrom or the processing thereof, and all other similar minerals, now owned or hereafter acquired by Mortgagors, now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagors now or hereafter may be entitled as a result or by virtue of Mortgagors’ ownership of the Subject Interests (collectively, “Hydrocarbons”).

D.        All present and future sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value (whether similar to the foregoing or not), and the products and proceeds therefrom now owned or hereafter acquired by Mortgagors, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite now or hereafter accruing to, attributable to or produced from the Subject Interests or to which Mortgagors now or hereafter may be entitled as a result of or by virtue of Mortgagors’ ownership of the Subject Interests (collectively, “Other Minerals”).

E.        All present and future oil and gas wells, disposal and injection wells, rigs, improvements, fixtures, machinery and other equipment, inventory and articles of personal property or movables, wherever located, now owned or hereafter acquired by Mortgagors, including, without limitation, connection apparatus and flow lines from wells to tanks, wells, pipelines, gathering lines, trunk lines, lateral lines, flow lines, compressor, dehydration and pumping equipment, pumping plants, gas plants, processing plants, pumps, dehydration units, separators, heater treaters, valves, gauges, meters, derricks, rig substructures, buildings, tanks, reservoirs, tubing, rods, liquid extractors, engines, boilers, tools, appliances, cables, wires, tubular goods, machinery, supplies and any and all other equipment, inventory and articles of personal property of any kind or character whatsoever appurtenant to, or used or held for use in connection with the production of Hydrocarbons or Other Minerals from the Subject Interests, or now or hereafter located on any of the Lands encumbered by or pooled with any of the Subject Interests, or used on or about the Lands in connection with the operations thereon, together with all present and future improvements or products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the foregoing (all of the types or items of property and interests described in this Paragraph E are hereinafter collectively referred to as the “Personal Property”).

F.        All present and future rights, titles, interests and estates now owned or hereafter acquired by Mortgagors (including, without limitation, all rights to receive payments) under or by virtue of all easements, permits, licenses, rights-of-way, surface leases, franchises, servitudes, division orders, transfer orders and other agreements relating or pertaining to purchasing,

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exchanging, exploring for, developing, operating, treating, processing, storing, marketing or transporting Hydrocarbons now or hereafter found in, on or under, or produced from, any of the Subject Interests, or under or by virtue of any contract relating in any way to all or any part of the Mortgaged Property otherwise described herein, including, without limitation, farmout contracts, farmin contracts, operating or joint operating agreements, trade letter agreements and all agreements creating rights-of-way for ingress and egress to and from the Subject Interests (all of such rights, titles, interests and estates referred to or described in this Paragraph F are hereinafter collectively referred to as the “Subject Contracts”).

G.        All present and future accounts (including, but not limited to, all open accounts receivable and accounts receivable arising under or pursuant to any joint operating agreements, division orders or other agreements, documents or instruments relating to any of the Subject Interests), general intangibles (including right to proceeds under Swap Agreements, as defined in the Credit Agreement), chattel paper, documents, instruments, cash and noncash proceeds and other rights, now owned or hereafter acquired by Mortgagors, arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Mortgaged Property described in this Paragraph G or otherwise (all of which types and items of property and interests described in this Paragraph G are hereinafter collectively referred to as the “Accounts”).

H.        All present and future tenements, hereditaments, appurtenances, profits and properties in anyway appertaining, belonging, affixed or incidental to, or used or useful in connection with, all or any part of the properties and assets described herein, now owned or hereafter acquired by Mortgagors, including, without limitation, all reversions, remainders, carried interests, tolls, rents, revenues, issues, proceeds, earnings, income, products, profits, deposits, easements, permits, licenses, servitudes, surface leases, rights-of-way and franchises relating to all or any part of the properties and assets described herein.

PIPELINE

I.         All pipelines now owned or hereafter acquired and/or operated by Mortgagors for the gathering, transmission, or distribution of Hydrocarbons from the Subject Interests including, without limitation, those pipelines described on Exhibit A-2 which is attached hereto, and any and all interests in real property relating thereto (collectively called the “Pipelines”).

J.         All of Mortgagors’ respective right, title, interest and estates now owned or hereafter acquired in and to the tracts and parcels of real property described or referred to in Exhibit A-2 attached hereto, or the description of which is incorporated in Exhibit A-2 by reference to any other instrument or document associated with the Pipelines (collectively, the “Lands Associated with Pipelines”).

K.        All leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land for the installation, maintenance and operation of the Pipelines or the assets associated with the Pipelines or any portion thereof, now owned or held by Mortgagors

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including, without limitation, those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land applicable to the Pipelines or the Pipeline Assets owned or held by Mortgagors and those leases, leaseholds, easements, rights-of-way, licenses, franchises, privileges, permits, ordinances, grants, rights, consents, servitudes, surface leases or rights, amendatory grants and interests in land owned or held by Mortgagors and described on Exhibit A-2 attached hereto or arising by virtue of the documents described in Exhibit A-2 (collectively, the “Rights-of-Way and Franchises”).

L.        All of Mortgagors’ respective right, title and interest now owned or hereafter acquired in and to other assets of Mortgagors now or hereafter situated on any of the Lands Associated with Pipelines or the Rights-of-Way and all Franchises, fixtures, improvements, equipment, surface or subsurface machinery, facilities, supplies, replacement parts, vehicles of every description, all process control computer systems and equipment or other property of whatsoever kind or nature, including, without limitation, all buildings, structures, machinery, gas processing plants, stations, substations, pumps, pumping stations, meter houses, metering stations, regulator houses, ponds, tanks, scrapers and scraper traps, fittings, valves, connections, cathodic or electrical protection by-passes, regulators, drips, meters, pumps, pumping units, pumping stations, storage or tankage facilities, engines, pipes, gates, telephone and telegraph lines, electric power lines, poles, wires, casings, radio towers, fixtures, mechanical equipment, electrical equipment, machine shops and other equipment, used or useful in connection therewith; together with all of Mortgagors’ liquid hydrocarbons, carbon dioxide, natural gas liquids, refined petroleum products and other inventory fuels, carbon, chemicals, electric energy, and other consumable materials or products manufactured, processed, generated, produced, transmitted, stored (whether above or below ground) or purchased by Mortgagors for sale, exchange, distribution, consumption or transmission by Mortgagors, including, without limitation, off system gas, drip gas and line fill (collectively, the “Pipeline Assets”).

GENERAL

M.       All other interests of every kind and character which Mortgagors now have or at any time hereafter acquires in and to the types and items of property and interests described in Paragraphs A, B, C, D, E, F, G, H, I, J, K and L preceding and all property which is used or useful in connection with the Mortgaged Property and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired.

N.        To further secure the full and complete payment and performance of the Secured Indebtedness (defined below), Mortgagors, as debtors, hereby grant to Mortgagee and Mortgagee’s successors in title and assigns, as secured party, a first and prior security interest in and to all of Mortgagors’ right, title and interest now owned or hereafter acquired in and to the following types and items of property and interests now owned or hereafter acquired by Mortgagors (all of which are included within the term “Mortgaged Property”): (a) all present and future Personal Property, Subject Contracts and Accounts; (b) all present and future Subject Interests, Hydrocarbons and Other Minerals insofar as the same consist of as-extracted collateral (including Accounts), as defined in and subject to the Uniform Commercial Code as enacted, amended and in effect in each jurisdiction in which any of the Mortgaged Property is situated (the “UCC”), and for which the creation and perfection of a security interest or lien therein is

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governed by the provisions of the UCC; (c) all present and future other Mortgaged Property described in “A” through “L” above consisting of Accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures and other goods and articles of personal property of any kind or character defined in and subject to the UCC; (d) all present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the Mortgaged Property described in this or any other clause of this paragraph; (e) all present and future Accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons, the Other Minerals or the Mortgaged Property described in this or any other clause of this paragraph; and (f) all present and future security for the payment to Mortgagors of any of the Mortgaged Property described in this or any other clause of this paragraph and goods which gave or will give rise to any of such Mortgaged Property or are evidenced, identified, or represented therein or thereby; provided that nothing in this paragraph shall be deemed to permit any action prohibited by this instrument or by terms incorporated in this instrument.

In the event that the Mortgagors acquire additional interests in some or all of the Mortgaged Property, this Mortgage shall automatically encumber such additions or increases to the Mortgagors’ interest in the Mortgaged Property without need of further act or document. Further, in the event the Mortgagors becomes the owners of an interest in any part of the lands described either on Exhibit A-1 or Exhibit A-2 or the documents described on Exhibit A-1 or Exhibit A-2 or otherwise subject to or covered by the Mortgaged Properties, this Mortgage shall automatically encumber such ownership interests of the Mortgagors without need of further act or document.

For the same consideration, Mortgagors hereby grant to Mortgagee any and all rights of Mortgagors to liens and security interests in the Mortgaged Property securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided for under applicable Law, including but not limited to the UCC.

TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other property which, by the terms hereof, has or may hereafter become subject to the lien and/or security interest of this Amended and Restated Mortgage, Security Agreement, Financing Statement and Assignment of Production (the “Mortgage”), together with all rights, hereditaments and appurtenances in anywise belonging to the Mortgagee or assigns forever. Any additional right, title or interest which Mortgagors may hereafter acquire or become entitled to in the interests, properties, lands, and premises aforesaid, or in the oil, gas or other minerals in and under or produced from the land and leases shall inure to the benefit of and be covered by this Mortgage and constitute “Mortgaged Property,” the same as if expressly described and conveyed herein. Mortgagors hereby bind themself, their successors and assigns, to warrant and forever defend all and singular the above described property, rights, and interests constituting the

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Mortgaged Property to Mortgagee and to its assigns forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

ARTICLE II

SECURED INDEBTEDNESS

This conveyance is made, to secure and enforce the payment of the following indebtedness, obligations and liabilities:

(a)

That certain promissory note dated as of even date herewith, in the face amount of $50,000,000 executed by Mortgagors and EnerJex Resources, Inc. and made payable to Mortgagee bearing interest and payable as therein provided, with the final payment thereof due on or before the Maturity Date (as defined in the Credit Agreement hereinafter described), and containing the usual provisions in notes of this character, and all renewals, rearrangements, amendments, modifications and extensions thereof (whether one or more, the “Note” which amends and restates the Existing Notes, as defined in the Credit Agreement);

(b)

All Obligations of Mortgagors owed Mortgagee and the Banks (as defined in the Credit Agreement) defined in or arising pursuant to the terms of that certain Credit Agreement dated as of even date herewith, and all modifications, amendments, and restatements thereto (the “Credit Agreement”; all capitalized terms used but not defined within Mortgage bear the meanings set forth in the Credit Agreement);

(c)

Payment of any sums which may be advanced or paid by Mortgagee under the terms hereof on account of the failure of Mortgagors to comply with the covenants of Mortgagors contained herein; and all other indebtedness of Mortgagors arising pursuant to the provisions of this Mortgage;

(d)	All obligations of each Guarantor under its Guaranty (as such terms are defined in the Credit Agreement) owed to Mortgagee;
(e)

All obligations of Mortgagors owed to Approved Counterparty, as counterparty under those certain Permitted Swap Agreements defined in or arising pursuant to the terms of the Credit Agreement and referenced as “Swap Documents” in the Intercreditor Agreement, including without limitation, that certain Master Swap Agreement dated as of July ___, 2008 between Mortgagors and Approved Counterparty (together will all schedules and confirmations in respect thereof, as amended, supplemented, restated, extended or replaced from time to time);

(f)	All renewals, extensions, replacements and modifications of indebtedness described, referred to or mentioned in paragraphs (a) through (e) above, and all substitutions therefor, in whole or in part;

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(g)

The term “Secured Indebtedness” wherever used in this Mortgage shall refer to all present and future debts, obligations and liabilities described or referred to in this ARTICLE II or otherwise in this Mortgage; and

(h)

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ARTICLE II HEREOF OR ANY OTHER PROVISION HEREOF, THE MAXIMUM AMOUNT OF SECURED INDEBTEDNESS SHALL NOT EXCEED AT ANY ONE TIME OUTSTANDING TWENTY MILLION DOLLARS ($20,000,000).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

By execution of this Mortgage, Mortgagors do hereby adopt and ratify all of Mortgagors’ warranties and representations set forth in the Credit Agreement; and all the warranties and representations set forth in the Credit Agreement as they relate to the properties described on Exhibit A-1 and Exhibit A-2 attached thereto are hereby made and adopted with respect to the properties listed on Exhibit A-1 and Exhibit A-2 attached hereto. In addition, Mortgagors hereby represent and warrant as follows:

(a)

Revenue and Cost Bearing Interest. That Mortgagors’ ownership of the Subject Interest and the undivided interests therein as specified on attached Exhibit A-1 will, after giving full effect to all Permitted Encumbrances, afford Mortgagors not less than those net interests in the production from or allocated to such Subject Interest as is specified on attached Exhibit A-1 and will cause Mortgagors to bear not more than that portion of the costs of drilling, developing and operating the wells or units identified on Exhibit A-1, unless there is a proportionate increase in Mortgagors’ net revenue interest in such property.

(b)

Power to Create Lien. Mortgagors have full power and lawful authority to bargain, grant, sell, mortgage, assign, transfer, convey, pledge and hypothecate and grant a security interest in all of their respective Mortgaged Property all in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or other party whomsoever or whatsoever, except to the extent the approval or consent of the State of Kansas or the Department of the Interior, United States of America, as the case may be, is required by applicable law or regulation to the transfer, deed or assignment of an interest in any of the Mortgaged Property.

(c)

Taxes. All (a) Property Taxes, (b) Severance Taxes, (c) ad valorem taxes, (d) conservation taxes, and (e) any other taxes of any kind, excluding only income taxes and franchise taxes, imposed on Mortgagors or any producer in connection with or as a result of their ownership of interests in the Mortgaged Properties have been paid except to the extent failure to pay such taxes could not be reasonably expected to result in a Material Adverse Effect. For purposes of this Paragraph, “Property Taxes” means taxes imposed annually on Mortgagors which are based on or measured by the estimated value (at the time such taxes are assessed) of any

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Hydrocarbons situated within the Mortgaged Property as calculated by the governing authority where located and “Severance Taxes” means taxes imposed at the time Hydrocarbons are produced from a well which are based on or measured by the amount or value of such production.

(d)

Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of the leases comprising a part of the Subject Interest have been duly paid or provided for except to the extent failure to pay such rentals and royalties could not reasonably be expected to result in a Material Adverse Effect.

(e)

Operation of Mortgaged Property. The Mortgaged Property (and properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner according to practices and procedures that are standard in the petroleum industry in the area where the Mortgaged Property is located and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in material conformity with the provisions of all leases, subleases or other material contracts comprising a part of the Subject Interests and other contracts and agreements forming a part of the Mortgaged Property; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Mortgaged Property (or properties unitized therewith) are, to the knowledge of Mortgagors, deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Property (or, in the case of wells located on properties unitized therewith, such unitized properties).

(f)

Pipelines and Pipeline Assets. All Pipelines and Pipeline Assets have been constructed and operated in conformity in all material respects with all applicable laws, rules, regulations and orders of all regulatory authorities having jurisdiction.

Any fractions or percentages specified on attached Exhibit A-1 in referring to Mortgagors’ interests are solely for the purposes of the warranties made by Mortgagors above and shall in no manner limit the quantum of interest with respect to any Subject Interests or with respect to any Unit or Well identified on Exhibit A-1. If any of the Lands covered by the Subject Interests or Lands Associated with Pipeline or other instrument mentioned on Exhibit A-1 and Exhibit A-2 are incorrectly described, then nevertheless this Mortgage shall cover all Mortgagors’ interest in such Subject Interests, the Lands Associated with Pipeline and other instrument as to all of the lands covered thereby, unless limited by express words to the contrary on Exhibit A-1 and Exhibit A-2.

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ARTICLE IV

COVENANTS OF MORTGAGORS

In consideration of the Secured Indebtedness, Mortgagors, for themselves and their successors and assigns, hereby ratify, covenant and agree that Mortgagors shall comply with all Affirmative Covenants described in Article VI of the Credit Agreement, and Mortgagors shall not violate any of the Negative Covenants described in Article VII of the Credit Agreement. In addition, Mortgagors hereby covenant and agree as follows:

A.        Defend Title. Mortgagors will not create or suffer to be created or permit to exist any lien, or security interest senior to, junior to, or on a parity with, the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, except Permitted Encumbrances. Except for the Permitted Encumbrances, Mortgagors will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien and security interests created hereby so long as any of the Secured Indebtedness remains unpaid. Except for the Permitted Encumbrances, should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagors agree they will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagors’ cost and expense, and Mortgagors further agree that Mortgagee may take such other action as Mortgagee reasonably deems advisable to protect and preserve its interests in the Mortgaged Property, and in such event Mortgagors will indemnify Mortgagee against any and all costs, attorneys’ fees and other expenses which it may reasonably incur in defending against any such adverse claim or taking action to remove any such cloud.

B.        Correct Defects. Upon request of Mortgagee, Mortgagors will promptly correct any defect which may be discovered after the execution and delivery of this Mortgage, in the note or notes above described or other documents executed in connection herewith, in the execution or acknowledgment hereof or thereof or in the description of the Mortgaged Property, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the opinion of Mortgagee, be necessary or proper to convey and assign to Mortgagee all of the Mortgaged Property herein conveyed or assigned, or intended to be so.

C.        Notifications. Mortgagors will notify Mortgagee of the destruction, loss, termination or acquisition of any Mortgaged Property within two (2) Business Days (as defined in the Credit Agreement) of Mortgagors’ receipt of notice thereof.

D.        Pooling. Except as required by law, rule or regulation, Mortgagors will not, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, voluntarily pool or unitize all or any part of the Mortgaged Property where the pooling or unitization would result in the diminution of Mortgagors’ net revenue interest in production from the pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagors will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagors included in any pool or unit attributable to the Mortgaged Property or any part

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thereof shall become a part of the Mortgaged Property and shall be subject to liens and security interests hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagors therein were specifically described in Exhibit A-1 hereto. In the event any proceedings of any governmental body which could result in pooling or unitizing all or any part of the Mortgaged Property are commenced, Mortgagors shall give immediate written notice thereof to Mortgagee.

E.	Maintenance and Operation of Mortgaged Property.
(a)

Mortgagors will, from time to time, pay or cause to be paid before they become delinquent and payable all taxes, assessments and governmental charges lawfully levied or assessed upon the Mortgaged Property or any part thereof, or upon or arising from any of the rents, issues, revenues, profits and other income from the Mortgaged Property, or incident to or in connection with the production of Hydrocarbons or other minerals therefrom, or the operation and development thereof; provided, that the foregoing covenant shall be suspended so long as the amount, applicability or validity of any such charges is being diligently contested in good faith by appropriate proceedings and if Mortgagors shall have set up reserves therefor which are adequate under generally accepted accounting principles.

(b)

Mortgagors will at their own expense do or cause to be done all things reasonably necessary to preserve and keep in full repair, working order and efficiency (subject to reasonable wear and tear) all of the Mortgaged Property, including, without limitation, all equipment, machinery and other tangible or movable personal property, and from time to time will make or cause to be made all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Mortgaged Property will be fully preserved and maintained in accordance with the standards of a prudent operator.

(c)

Mortgagors will promptly pay and discharge before delinquent, or cause to be promptly paid or discharged before delinquent, all rentals, delay rentals, royalties and indebtedness accruing under, and in all material respects perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Mortgagors’ interests in the Mortgaged Property, and will do or cause to be done all other things necessary to keep unimpaired Mortgagors’ rights with respect thereto and prevent any forfeiture thereof or default thereunder. Mortgagors will operate or cause to be operated the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance in all material respects with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated, and, in all material respects, all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and Other Minerals therefrom. Mortgagors

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will do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property in accordance with the most approved practices of operators in the industry.

(d)

If any tax is levied or assessed against the Secured Indebtedness or any part thereof, or against this Mortgage, or against the Mortgagee with respect to said Secured Indebtedness or any part thereof or this Mortgage (excluding, however, any income tax payable by Mortgagee), Mortgagors shall promptly pay the same.

(e)

Do all things necessary to keep unimpaired Mortgagors’ rights and remedies in or under the Mortgaged Property and shall not abandon, shall, convey, assign, lease or otherwise transfer any right, title or interest of Mortgagors in, to, or under the Pipelines or the Pipeline Assets, or consent to any of the foregoing, directly or indirectly, without the express prior written consent of Mortgagee.

(f)

Perform or cause to be performed, each and all covenants, agreements, terms, conditions and limitations imposed upon Mortgagors or their predecessors in interest and expressly contained in any assignment or other form of conveyance, under or through which the Pipelines, Pipeline Assets, Lands Associated with Pipeline, or Rights-of-Way and Franchises, or an undivided interest therein are now held, and perform or cause to be performed all material (expressed or implied) covenants and obligations imposed upon Mortgagors in connection with any document or instrument relating thereto.

(g)

Cause, or in the event Mortgagors are not the operators of the Pipeline Assets, use its best efforts to cause, the Pipeline Assets to be maintained, developed, and continuously operated for the gathering, storing, transmission and distribution of Hydrocarbons in a good and workmanlike manner as would be operated by a prudent operator and in compliance with all applicable operating agreements and contracts, and all applicable federal, state, and local laws, rules and regulations, excepting those being diligently contested in good faith.

(h)

Cause the Pipelines to be kept in good and effective operating condition (reasonable wear and tear excepted), and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the gathering, storing, transmission and distribution of Hydrocarbons through the Pipelines, to be promptly made.

F.        Taxes/Insurance. Mortgagors will carry with standard insurance companies satisfactory to the Mortgagee, insurance with respect to the Mortgaged Property against such liabilities, casualties, risks and contingencies and in amounts as is customary in the industry; and acceptable certificates evidencing the same thereof shall be delivered to Mortgagee annually after the execution of this Mortgage. Mortgagors will at all times maintain workers’ compensation insurance with a responsible insurance company where required by, and in accordance with, the laws of the state (i) in which the Mortgaged Property is located or (ii) which requires workers’ compensation to be maintained on such employees. In the event Mortgagors shall fail or neglect to pay any taxes, general or special, or shall fail or neglect to relieve the

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Mortgaged Property from any lien which might become superior or equal to the lien of this Mortgage, or fail to carry such workers’ compensation or other insurance, Mortgagee, at its option, may pay such taxes, liens, charges or encumbrances, or any part thereof, or effect such workmen’s compensation insurance, and Mortgagors will promptly reimburse Mortgagee, as the case may be, therefor; and any and all such sums so paid hereunder shall be paid by Mortgagors upon demand at Mortgagee’s principal offices, and shall constitute a part of the Secured Indebtedness.

G.        Operation by Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Subject Interest which are other than working interests or which may be operated by a party or parties other than Mortgagor and with respect to all or any such Subject Interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Mortgagors, Mortgagors’ covenants set forth in as expressed in Paragraph F are modified to require that Mortgagors use commercially reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such Subject Interest.

H.        Labor/Materials. Mortgagors agree to promptly pay before delinquent, or cause to be paid before delinquent, all bills for labor and materials incurred in the operation of the Mortgaged Property, except any that is being contested in good faith and as to which satisfactory accruals have been provided; will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or lien thereunder; and will not enter into any new operating agreement or amendment of existing operating agreement affecting the Mortgaged Property that in Mortgagors’ commercially reasonable opinion would diminish or alter Mortgagors’ net revenue interest therein, all without prior written consent of the Mortgagee.

I.         Legal Proceedings. Mortgagors will promptly notify Mortgagee or other holder or holders of the Secured Indebtedness, in writing, of the commencement of any legal proceedings affecting the Mortgaged Property or any part thereof, and will take such action as may be necessary to preserve their and Mortgagee’s rights affected thereby; and should Mortgagors fail or refuse to take any such action, Mortgagee may at its election take such action on behalf and in the name of Mortgagors and at Mortgagors’ cost and expense.

J.         Waivers. Mortgagors hereby expressly waive any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption and any prerequisite to the full extent permitted by applicable law, in the event of foreclosure of the lien or liens and/or security interests created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the lien or security interest of this Mortgage, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of the Mortgaged Property, proceeds or income, and without affecting the liens or security interests hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.

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K.        Disposition. Without prior approval and written consent of Mortgagee, Mortgagors will not sell, assign, lease, transfer or otherwise dispose of all or any portion of the Mortgaged Property except as provided in the Credit Agreement, nor shall Mortgagors mortgage, pledge or otherwise encumber the Mortgaged Property or any part thereof, regardless of whether the lien or encumbrance is senior, coordinate, junior, inferior or subordinate to the lien and security interest created hereby, except for Permitted Encumbrances or except for as provided in the Credit Agreement.

L.        Notice of Assignments. Upon request of Mortgagee, Mortgagors will execute and deliver written notices of assignments to any persons, corporations or other entities owing or which may in the future owe to Mortgagors monies or accounts arising in connection with any of the following matters: (a) any oil, gas or mineral production from the Mortgaged Property; (b) any gas contracts, processing contracts or other contracts relating to the Mortgaged Property; or (c) the operation of or production from any part of the Mortgaged Property. The notices of assignments shall advise the third parties that all of the monies or accounts described above have been assigned to Mortgagee, and if required by Mortgagee, shall also require and direct that future payments thereof, including amounts then owing and unpaid, be paid directly to the Lockbox or directly to the Lender Account, as such terms are defined in the Credit Agreement.

M.       Prohibitions Ineffective. Any mortgage, pledge, encumbrance, unitization, pooling, or communitization (except as required by Law, rule or regulation) or other action or instrument in violation of the prohibitions contained in this Article IV shall be of no force or effect against Mortgagee.

ARTICLE V

RIGHTS AFTER EVENT OF DEFAULT

A.        If an Event of Default shall occur and be continuing, the Mortgagee shall have the right and option to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or, in the absence of any such requirements, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers.

B.        Notwithstanding any other provision of this Article V, if any of the Secured Indebtedness shall become due and payable and shall not be promptly paid, Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagors

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to Mortgagee and shall bear interest from the date of making such advance by Mortgagee until paid at the Default Rate.

C.        Notwithstanding any other provision, Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Secured Indebtedness which have not been paid when due either through the courts or by proceeding with foreclosure in satisfaction of the matured but unpaid portion of the Secured Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Secured Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Secured Indebtedness, but, as to such unmatured portion of the Secured Indebtedness, this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Secured Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Secured Indebtedness.

D.        The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

E.        Upon the happening of any of the Events of Default, Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the UCC with reference to the personal property, as-extracted collateral and fixtures in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed as to both the real and personal property covered hereby.

F.        Mortgagors agree to the full extent they lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagors, their successors or assigns, or their agents or servants, and may exclude Mortgagors, their successors or assigns, and all persons claiming under Mortgagors, and their agents or servants wholly or partly therefrom. All costs, expenses and liabilities of every character incurred by Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagors hereby expressly promise to pay) owing by Mortgagors to Mortgagee and shall bear interest from date of expenditure until paid at the Interest Rate, all of which shall constitute a portion of the Secured Indebtedness and shall be secured by this Mortgage and all other Security Instruments.

G.        Every right, power and remedy herein given to Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised

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from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

H.        Neither Mortgagors, nor any guarantor or any other person hereafter obligated for payment of all or any part of the Secured Indebtedness shall be relieved of such obligation by reason of (a) the failure of Mortgagee to comply with any request of Mortgagors, or any guarantor or any other person so obligated, to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagors, any guarantor or such other person, and in such event Mortgagors, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Secured Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

I.         Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Secured Indebtedness. For payment of the Secured Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

J.         To the fullest extent permitted by law, Mortgagors hereby irrevocably and unconditionally waive and release (a) all benefits that might accrue to Mortgagors by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Mortgagee’s intention to accelerate maturity of the Secured Indebtedness or of his election to exercise (or his actual exercise of) any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any right to a marshaling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, (of which Mortgagors or their successor or successors might take advantage despite the provisions hereof), shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

K.        In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or

1346039v5	16

abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagors and Mortgagee shall be restored to their former positions with respect to the Secured Indebtedness, this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

L.        The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Mortgagee through any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

FIRST, to the payment of all expenses incurred by Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any of the Secured Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof and of conveyances, and court costs, compensation of agents and employees, and reasonable legal fees, and to the payment of all other charges, expenses, liabilities and advances incurred or made by Mortgagee under this Mortgage or in executing any power hereunder;

SECOND, to payment of the Secured Indebtedness in such order and manner as Mortgagee may elect; and

THIRD, to Mortgagors or as otherwise required by any applicable law.

In connection with any action taken by Mortgagee pursuant to this mortgage, Mortgagee and employees, representatives, agents, attorneys, accountants and experts (“Indemnified Parties”) shall not be liable for any loss sustained by Mortgagors resulting from an assertion that Mortgagee has received funds from the production of Hydrocarbons claimed by third persons or any act or omission of any Indemnified Party in administering, managing, operating or controlling the Mortgaged Property unless such loss is caused by the gross negligence or willful misconduct and bad faith of an Indemnified Party, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagors. Unless such liability, loss, or damage is caused by the gross negligence or willful misconduct or bad faith of an Indemnified Party, Mortgagors shall and do hereby agree to indemnify each Indemnified Party for, and to hold each Indemnified Party harmless from, any and all liability, loss or damage which may or might be incurred by any Indemnified Party by reason of this Mortgage or the exercise of rights or remedies hereunder; should Mortgagee make any expenditure on account of any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be a demand obligation (which obligation Mortgagors hereby expressly promise to pay) owing by Mortgagors to Mortgagee and shall bear interest from the date expended until paid at the Interest Rate, shall be a part of the Secured Indebtedness and shall be secured by this Mortgage and any other security instrument. Mortgagors hereby assent to, ratify and confirm any and all actions of Mortgagee with respect to the Mortgaged Property taken under this Mortgage. The liabilities of the Mortgagors as set forth in this Article V shall survive the termination of this Mortgage

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ARTICLE VI

ASSIGNMENT OF PRODUCTION AND REVENUES

(this “Assignment”)

Production

A.        In addition to the conveyance to Mortgagee herein made, Mortgagors do hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all of the oil, gas and other minerals produced, saved or sold from the Mortgaged Property and attributable to the interest of Mortgagors therein subsequent to 7:00 A.M. on the 1st day of the month in which this Mortgage is executed, together with the proceeds of any sale thereof (“Hydrocarbon Proceeds”); Mortgagors hereby direct any purchaser now or hereafter taking any production from the Mortgaged Property to pay to Mortgagee such Hydrocarbon Proceeds derived from the sale thereof, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the purchaser of any such production shall have no duty or obligation to inquire into the right of Mortgagee to receive the same, what application is made thereof, or as to any other matter; and the payment made to Mortgagee shall be binding and conclusive as between such purchaser and Mortgagors. Mortgagors further agree to perform all such acts, and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Mortgagee or any other party to have such Hydrocarbon Proceeds so paid to Mortgagee.

Revenues

B.        In addition to the conveyance to Mortgagee herein made, Mortgagors do hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all the income, revenues, rents, issues, profits and proceeds arising from the Pipelines relating to the Mortgaged Property and attributed to the interest of Mortgagors therein whether due, payable or accruing (collectively, the “Revenues”) under any and all present and future contracts or other agreements relating to the transmission of the Hydrocarbons or the ownership of all or any portion of the Mortgaged Property. Mortgagors hereby direct any payor to pay to Mortgagee such Revenues derived from such contracts and agreements, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the payor shall have no duty or obligation to inquire into the right of Mortgagee to receive the same, what application is made thereof, or as to any other matter; and the payment made to Mortgagee shall be binding and conclusive as between such payor and Mortgagors. Mortgagors agree to perform all such acts, and to execute all such further assignments, transfers and other instruments as may be required or desired by the Mortgagee or any party in order to have said Revenues so paid to the Mortgagee.

General

C.        The Mortgagee is fully authorized to (i) receive and receipt for said Revenues and Hydrocarbon Proceeds; (ii) to endorse and cash any and all checks and drafts payable to the order of Mortgagors or the Mortgagee for the account of Mortgagors received from or in connection with said Revenues and Hydrocarbon Proceeds and apply the proceeds thereof to the

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payment of the Secured Indebtedness, when received, regardless of the maturity of any of the Secured Indebtedness, or any installment thereof, and (iii) execute any instrument in the name of Mortgagors to facilitate any of the foregoing. Upon receipt of written instructions from Mortgagors, Mortgagee agrees to release to Mortgagors any Revenues and Hydrocarbon Proceeds belonging to third parties; provided that the Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any Revenues and Hydrocarbon Proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Mortgagors or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or Mortgagors, with all costs, expenses and attorney’s fees incurred in connection therewith being paid by Mortgagors. Unless Mortgagee has claimed or is claiming, for its benefit Revenues and Hydrocarbon Proceeds belonging to third parties and not attributable to the Mortgaged Property, Mortgagors hereby agree to indemnify the Mortgagee against all claims, actions, liabilities, judgments, costs, charges and attorneys’ fees made against or incurred by it, based on the assertion that it received Revenues claimed by third persons either before or after the payment in full of the Secured Indebtedness. Mortgagee shall have the right to defend against any such claims, actions and judgments, employing its attorneys therefor, and if it is not furnished with reasonable indemnity, it shall have the right to compromise and adjust any such claims, actions and judgments. Mortgagors agree to indemnify and pay to the Mortgagee any and all such claims, judgments, costs, charges and attorney’s fees as may be paid in any judgment, release or discharge thereof or as may be adjudged against the Mortgagee. Mortgagors hereby appoint Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagors to liens on and security interests in the Mortgaged Property. Mortgagors hereby further transfer and assign to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagors attributable to its interest in the Mortgaged Property and Revenues and Hydrocarbon Proceeds arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this paragraph, being coupled with an interest, shall be irrevocable so long as the Secured Indebtedness or any part thereof remains unpaid.

D.        Should any purchaser or other party taking the production from the Mortgaged Property or owing payment to Mortgagors fail to make prompt payment to Mortgagee in accordance with this Assignment, Mortgagee shall, if permitted by Law, have the right at Mortgagors’ expense to demand a change of connection and to designate another purchaser or other party with whom a new connection may be made, without any liability on the part of Mortgagee in making such selection, so long as ordinary care is used in the making thereof; and failure of Mortgagors to consent to and promptly effect such change of connection shall constitute an event of default hereunder, and the whole Secured Indebtedness may be immediately declared due and payable, at the option of Mortgagee, and the Mortgaged Property shall become subject to the foreclosure proceedings hereunder.

E.        Mortgagors authorize and empower Mortgagee to receive, hold and collect all sums of money paid to Mortgagee in accordance with this Assignment, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith in so receiving and applying such sums. All payments provided for in this Assignment shall be paid promptly to Mortgagee, and any provisions contained in the Note

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or any part thereof to the contrary notwithstanding, Mortgagee may apply the same or so much thereof as it elects to the payment of the Secured Indebtedness, application to be made in such manner as it may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the Note. After such application has been so made by Mortgagee, the balance of any such payment or payments remaining shall be paid to Mortgagors. Mortgagee agrees to give Mortgagors written notice simultaneously with its notice to the purchaser that such payments are to be paid to Mortgagee in accordance with the terms of this Article.

F.        It is understood and agreed that should such payments provided for by this Assignment be less than the sum or sums then due on the Secured Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagors in accordance with the provisions of the Loan Documents evidencing the Secured Indebtedness, and neither this Assignment nor any provisions hereof shall in any manner be construed to affect the terms and provisions of such Loan Documents. Likewise, neither this Assignment nor any provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Secured Indebtedness or Mortgagors’ liability therefor. The rights under this Assignment are cumulative of all other rights, remedies, and powers granted under this Mortgage, and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Secured Indebtedness.

G.        Should Mortgagors receive any of the proceeds which under the terms hereof should have been remitted to Mortgagee, Mortgagors will immediately remit same in full to Mortgagee.

H.        Upon payment in full of all Secured Indebtedness, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagors upon demand, and a release of the interest hereby assigned will be made by Mortgagee to Mortgagors at their request and their expense.

I.         Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Mortgagee shall be accountable only for funds actually received.

J.         To the extent permissible under Applicable Law, Mortgagors hereby acknowledge that this Assignment is intended to be presently, unconditionally and immediately effective. Furthermore and to the extent permitted by Applicable Law, Mortgagors agree that Mortgagee is not required to assert any affirmative act, including the institution of any legal proceedings, to enforce this Assignment.

ARTICLE VII

ADDITIONAL REMEDIES

A.        If Mortgagors should fail to comply with any of the covenants or obligations of Mortgagors hereunder, then Mortgagee or its attorney in fact or agent may perform the same for the account and at the expense of Mortgagors but shall not be obligated so to do, and any and all

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expenses incurred or paid in so doing shall be payable by Mortgagors to Mortgagee, with interest at the rate agreed upon in the Credit Agreement, from the date when same was so incurred or paid, and the amount thereof shall be payable on demand and shall be secured by and under this Mortgage, and the amount and nature of such expense and the time when paid shall be presumptively established by the affidavit of Mortgagee or any officer or agent thereof, or by the affidavit of any attorney in fact or agent acting hereunder; provided, however, that the exercise of the privileges granted in this paragraph shall not be considered or constitute a waiver of the right of Mortgagee upon the happening of an Event of Default hereunder to declare the Secured Indebtedness at once due and payable but shall be cumulative of such right and all other rights herein given.

B.        To the extent permitted by Applicable Law, in case any one or more of the Events of Default shall occur, then in each and every such case Mortgagee, whether or not the Secured Indebtedness shall have been declared due and payable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated so to do: Mortgagee or its attorney in fact or agent may enter into and upon and take possession of all or any part of the Mortgaged Property and each and every part thereof and may exclude Mortgagors, their agents and servants wholly therefrom and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof and produce the oil, gas and other minerals therefrom and market the same, all at the sole risk and expense of Mortgagors and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Secured Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor. Upon such payment of all such costs and Secured Indebtedness, the Mortgaged Property shall be returned to Mortgagors in its then condition and Mortgagee shall not be liable to Mortgagors for any damage or injury to the Mortgaged Property except such as may be caused through his, its or their fraud or willful misconduct.

C.        To the extent permitted by Applicable Law, Mortgagors do hereby designate Mortgagee as Mortgagors’ agent to exercise each and every remedy set forth herein and to conduct any and all operations and take any and all action reasonably necessary to do so.

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ARTICLE VIII

MISCELLANEOUS

A.        Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, the Mortgagee shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that the Mortgagee shall be paid as interest, a sum greater than that authorized by Law. If any possible construction of this Mortgage or any instrument evidencing the Secured Indebtedness, or any or all other notes, guaranties or papers relating to the Secured Indebtedness, seems to indicate any possibility of a different power given to the Mortgagee, or any authority to ask for, demand, or receive any larger rate of interest, such as a mistake in calculation or wording, this clause shall override and control, and proper adjustments shall be made accordingly.

B.        This Mortgage, for convenience only, has been divided into Articles and paragraphs, and it is understood that the rights, powers, privileges, duties and other legal relations of the Mortgagors and the Mortgagee, shall be determined from this Mortgage as an entirety and without regard to the aforesaid division into Articles and paragraphs and without regard to headings prefixed to such Articles.

C.        The terms used to designate any of the parties herein shall be deemed to include the heirs, successors and assigns of such parties; the term “successors” shall include the heirs, trustees and legal representatives; and the term “Mortgagee” shall also include any lawful owner, holder or pledgee of any Secured Indebtedness. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

D.        Every right and remedy provided for herein shall be cumulative of each and every other right or remedy of Mortgagee, whether herein or otherwise conferred, and may be enforced concurrently therewith, and the unenforceability or invalidity of any one or more provisions, clauses, sentences or paragraphs of this Mortgage shall not render any other provision, clause, sentence or paragraph unenforceable or invalid. No security theretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this Mortgage or any security by endorsement or otherwise presently or previously given, and all security shall be taken, considered and held as cumulative. In addition to the rights and remedies expressly set forth herein, Mortgagee shall be entitled to all other rights and remedies at law and in equity, which rights and remedies, together with rights and remedies described above are cumulative.

E.        This Mortgage shall be binding upon the parties, their respective successors and assigns, and shall inure to the benefit of the Mortgagee, and the covenants and agreements herein contained shall constitute covenants running with the land.

F.        It is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties on Exhibit A-1 and Exhibit A-

1346039v5	22

2 attached hereto by means of supplements or amendments identifying this Mortgage and describing such interests and properties to be so added and included, and upon the execution of any such supplements or amendments, the lien, rights, titles and interests created herein shall immediately attach to and be effective as of the date of such supplemental indenture in respect to any such interests and properties so described, and the same being included in the term “Mortgaged Property,” as used herein.

G.        This Mortgage shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment or contract, or as one or more thereof.

H.        Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the Lands or Lands Associated with Pipeline described herein or to which reference is made herein. In addition, the security interest created hereby under applicable provisions of the UCC attaches to minerals, including oil, gas and other as-extracted collateral, or accounts resulting from the sale thereof, at the wellhead or minehead located on the Lands or Lands Associated with Pipeline described or to which reference is made herein.

I.         This Mortgage may be filed as provided in Article 9 of the Texas Business and Commerce Code and Article 9 of the Kansas Uniform Commercial Code relating to the granting of security interests. In this connection, this instrument will be presented to a filing officer under the Uniform Commercial Code to be filed in the real estate records as a Financing Statement covering minerals and fixtures, pursuant to Section 9.502(c) of the Texas Business and Commerce Code and K.S.A. 84-9-501.

J.         For purposes of filing this Mortgage as a financing statement, the addresses for Mortgagors, as the debtors, and Mortgagee, as the secured party, are as set forth hereinabove.

K.        For the convenience of the parties, this Mortgage may be executed in multiple counterparts. For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an Exhibit A-1 and Exhibit A-2 containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete, original counterpart of this Mortgage with a complete Exhibit A-1 and Exhibit A-2 may be obtained from the Mortgagee. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Mortgage.

L.        The failure or delay of Mortgagee to file or give any notice as to this Mortgage, or to exercise any right, remedy or option to declare the maturity of the principal debt, or any other sums hereby secured, or the payment by Mortgagee of any taxes, liens, charges or assessments, shall not be taken or deemed a waiver of any rights to exercise such right or option or to declare any such maturity as to any past or subsequent violations of any of such covenants or stipulations, and shall not waive or prejudice any right or lien hereunder. Any election or failure by Mortgagee to exercise any rights, remedies or options hereunder shall not constitute a waiver or prejudice the exercise of other rights or remedies existing hereunder. All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other

1346039v5	23

instruments, and all other or additional security, and Mortgagee’s rights at law and in equity, shall be cumulative and not exclusive, each of the other; and Mortgagee shall, in addition to the remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Secured Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other remedy or remedies.

M.       In the event of a conflict between the terms and provisions of this Mortgage and those of the Credit Agreement, or in the event that obligations imposed upon the Mortgagors in the Mortgage and the Credit Agreement in relation to non-monetary matters are inconsistent and require differing levels of performance, the terms and provisions of the Credit Agreement shall govern and control.

N.        This Mortgage is executed by Mortgagee solely for the purpose of acknowledging and accepting the benefits conferred on the Mortgagee and to evidence the agreements of Mortgagee set forth herein.

O.        Mortgagors and Mortgagee intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties stipulate and agree that none of the terms and provisions contained in this Mortgage shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. No Borrower nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of the Secured Indebtedness shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect. Mortgagee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Secured Indebtedness is accelerated. If (a) the maturity of any Secured Indebtedness is accelerated for any reason, (b) any Secured Indebtedness is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Mortgagee or any other holder of any or all of the Secured Indebtedness shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Secured Indebtedness to an amount in excess of that permitted to be charged by applicable Law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Secured Indebtedness or, at Mortgagors’ or such holder’s option, promptly returned to Mortgagors or the other payor thereof upon such determination. In determining whether or not the interest paid or payable under any specific circumstance exceeds the maximum amount permitted under applicable Law, Mortgagors or Mortgagee (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (x) characterize any non principal payment as an expense, fee or premium rather than as interest, (y) exclude voluntary prepayments and the effects thereof, and (z) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Secured Indebtedness in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest

1346039v5	24

from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

P.        THIS MORTGAGE SUPERSEDES ALL PRIOR AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND CONSTITUTES (ALONG WITH THE DOCUMENTS REFERRED TO IN THIS MORTGAGE) A COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER. THIS AGREEMENT MAY NOT BE AMENDED EXCEPT BY A WRITTEN AGREEMENT EXECUTED BY THE PARTY TO BE CHARGED WITH THE AMENDMENT. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE STATE OF KANSAS THAT APPLY MANDATORILY, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER PRINCIPLES OF CONFLICT OF LAWS THEREOF.

[Signatures on following page.]

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EXECUTED as of the date set forth in the notary below, but effective for all purposes as of the date first written above.

MORTGAGORS/DEBTORS:
ENERJEX KANSAS, INC.,
a Nevada corporation

By: /s/ Steve Cochennet
Steve Cochennet
Chief Executive Officer

THE STATE OF TEXAS	§

§

COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Steve Cochennet, Chief Executive Officer of ENERJEX KANSAS, INC., a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ____ day of July, 2008.

/s/

NOTARY PUBLIC, STATE OF TEXAS

(Signature and Acknowledgement Page to Kansas Mortgage)

DD ENERGY, INC.,
a Nevada corporation

By: /s/ Steve Cochennet
Steve Cochennet
Chief Executive Officer

THE STATE OF TEXAS	§

§

COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Steve Cochennet, Chief Executive Officer of DD ENERGY, INC., a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ____ day of July, 2008.

/s/

NOTARY PUBLIC, STATE OF TEXAS

(Signature and Acknowledgement Page to Kansas Mortgage)

MORTGAGEE:

TEXAS CAPITAL BANK, N.A.,

a national banking association

By: /s/ Jonathan Gregory
Jonathan Gregory
.	Executive Vice President

.

THE STATE OF TEXAS	§

§

COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Jonathan Gregory, Executive Vice President of TEXAS CAPITAL BANK, N.A., a national banking association, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such national banking association and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this ____ day of July, 2008.

/s/

NOTARY PUBLIC, STATE OF TEXAS

(Signature and Acknowledgement Page to Kansas Mortgage)

EXHIBIT A

This Exhibit A consists of Exhibit A-1 and Exhibit A-2

A-1

EXHIBIT A-1

TO MORTGAGE

Oil and Gas Properties

This Exhibit A-1 sets forth the description of the property interests covered by the Mortgage to which this Exhibit A-1 is attached. All of the terms defined in the Mortgage are used in this Exhibit A-1 with the same meanings given therein. This Exhibit A-1 and the Mortgage cover and include the following:

(a)       Mortgagors’ interest in the Mortgaged Property as such may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances together with the Mortgagors’ interests in, to and under or derived from all renewals and extensions of any oil, gas and mineral leases described herein, it being specifically intended hereby that any new oil and gas lease (i) in which an interest is acquired by the Mortgagors after the termination or expiration of any oil and gas lease, the interests of the Mortgagors in, to and under or derived from which are subject to the lien and security interest hereof, and (ii) that covers all or any part of the property described in and covered by such terminated or expired leases, shall, to the extent, and only to the extent such new oil and gas lease may cover such property, be considered a renewal or extension of such terminated or expired lease; and

(b)       All right, title and interest of the Mortgagors in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the described leases and/or lands.

Notwithstanding the intention of this Agreement to cover all of the right, title and interest of Mortgagors in and to the described leases and/or lands, Mortgagors hereby specifically warrant and represent that the interests covered by this Exhibit A-1 are not greater than the working interest (without a proportionate increase in the associated NRI) nor less than the net revenue interest, overriding royalty interest, net profit interest, production payment interest or other interest payable out of or measured by production set forth in connection with each oil and gas well described in this Exhibit A-1. In the event the Mortgagors own any other or greater interest, such additional interest shall also be covered by and included in this Agreement. The designation “Working Interest” or “WI” means an interest owned in an oil, gas, and mineral lease that determines the cost bearing percentage of the owner of such interest. The designation “Net Revenue Interest” or “NRI” means net revenue interest, or that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens, or other burdens on production, except severance, production, windfall profits and other similar taxes. The designation “Overriding Royalty Interest” or “ORRI” means an interest in production which is free of any obligation for the expense of exploration, development and production, bearing only its pro rata share of severance, production, windfall profits and other similar taxes.

Exhibit A-1

EXHIBIT A-2

TO MORTGAGE

Pipelines

All pipelines, gathering systems and related fixtures and equipment associated with the Wells and the Subject Interests.

Exhibit A-2